Subsequent Events	9 Months Ended	12 Months Ended
	Jun. 30, 2015	Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

On August 26, 2015, we entered into an asset purchase agreement to sell our ARY operations in Florida, Louisiana, Indiana, North Carolina and Texas in exchange for a promissory note in the principal amount of $2.5 million that is due and payable on the first anniversary of the closing date. This sale, which is subject to regulatory approvals, is expected to be completed during the first quarter of fiscal 2016. Upon the completion of the sale, we expect to record a loss of approximately $2.7 million.

22. Subsequent Events

On October 17, 2014, the Company paid $175.6 million to redeem $162.0 million aggregate principal amount of its senior notes. In accordance with the provisions of the indenture governing the senior notes, the amount paid included an associated call premium of $10.1 million and accrued and unpaid interest of $3.5 million. Following this payment, the aggregate principal balance outstanding of the senior notes decreased to $50.0 million.

On October 21, 2014, the Company increased the revolving commitment under the senior revolver by $20.0 million, on terms identical to those applicable to the existing senior revolver. The aggregate amount of the revolving commitment under the senior revolver is now $120.0 million.

On October 31, 2014, the Company acquired a company complementary to its Human Services business for aggregate consideration of $4.5 million.